UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2021

EXTRACTION OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37907	46-1473923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 17th Street, Suite 5200 Denver, Colorado		80202
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (720) 557-8300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	XOG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 29, 2021, Extraction Oil & Gas, Inc. (“Extraction”) held a special meeting of stockholders (the “Extraction special meeting”). Prior to the Extraction special meeting, Extraction delivered to the holders of 25,842,082 shares of common stock then entitled to vote as of the record date for the Extraction special meeting, par value $0.01 per share, of Extraction (“Extraction common stock”) a definitive joint proxy statement/prospectus (the “Proxy Statement”) describing the Extraction special meeting, the Extraction merger proposal (as defined below), the Extraction compensation proposal (as defined below), the Extraction merger (as defined below) and related information. The Proxy Statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 28, 2021. The results of the matters voted upon at the Extraction special meeting, as more fully described in the Proxy Statement, are set forth below.

The majority of holders of shares of Extraction common stock approved the proposal to approve and adopt the Agreement and Plan of Merger, dated as of May 9, 2021 (as amended from time to time, the “Extraction merger agreement”), by and among Bonanza Creek Energy, Inc., a Delaware corporation (“Bonanza Creek”), Extraction, and Raptor Eagle Merger Sub, Inc., a wholly owned subsidiary of Bonanza Creek (“Raptor Eagle Merger Sub”), whereby Raptor Eagle Merger Sub will merge with and into Extraction, with Extraction continuing its existence as the surviving Extraction corporation following the merger as a wholly owned subsidiary of Bonanza Creek (the “Extraction merger”) (the “Extraction merger proposal”):

For	Against	Abstain	Broker Non-Votes
22,401,345	102	8,224	0

The majority of holders of Extraction Common Stock approved, on a non-binding advisory basis, the compensation that may be paid or become payable to Extraction’s named executive officers that is based on or otherwise relates to the Extraction merger (the “Extraction compensation proposal”):

For	Against	Abstain	Broker Non-Votes
22,311,801	57,170	40,700	0

Item 8.01.	Other Events.

On October 29, 2021, Bonanza Creek held a virtual special meeting of Bonanza Creek's stockholders (the "Bonanza Creek special meeting"). At the Bonanza Creek special meeting, the Bonanza Creek stockholders voted to approve and adopt the Extraction merger agreement.

No Offer or Solicitation

This communication relates to the Extraction mergers and the related transactions (the “Transactions”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval, in any jurisdiction, with respect to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of the securities referred to in this Current Report on Form 8-K in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Offers of securities with respect to the Extraction merger shall be made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Bonanza Creek intends to issue the merger consideration in connection with the Crestone Peak merger in reliance on the exemptions from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.

Important Additional Information

In connection with the Transactions, Bonanza Creek and Extraction have filed the Proxy Statement and a form of proxy card with the SEC in connection with the solicitation of proxies for the Bonanza Creek special meeting and Extraction special meeting. Investors and security holders may obtain a free copy of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents by directing a request by mail or telephone to Investor Relations, Investor Relations, Extraction Oil & Gas, Inc., 370 17th Street, Suite 5200, Denver, Colorado 80202 or +1 (720) 557-8300. Copies of documents filed with the SEC by Bonanza Creek will be available free of charge from Bonanza Creek website at www.bonanzacrk.com under the “Investor Relations” tab or by contacting Bonanza Creek Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by Extraction will be available free of charge from Extraction website at www.extractionog.com under the “Investor Relations” tab or by contacting Extraction Investor Relations Department at (720) 974-7773 or ir@extractionog.com.

Participants in the Solicitation

Bonanza Creek, Extraction and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Bonanza Creek’s shareholders and Extraction’s shareholders in connection with the Transactions. Information regarding the executive officers and directors of Bonanza Creek and Extraction is available in the Proxy Statement and certain of the other SEC filings made subsequent to the date of the Proxy Statement. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Bonanza Creek special meeting and the Extraction special meeting. Free copies of these documents may be obtained as described in the paragraphs above.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K concerning the Transactions, including any statements regarding the combined company’s expected credit facility, expected timetable for completing the Transactions, the results, effects, benefits and synergies of the Transactions, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Bonanza Creek’s, Extraction’s or Crestone Peak’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Bonanza Creek’s, Extraction’s and Crestone Peak’s plans and expectations with respect to the Transactions and the anticipated impact of the Transactions on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of Bonanza Creek may not approve the issuance of new shares of Bonanza Creek common stock in the Transactions or that shareholders of Extraction may not approve the Extraction merger agreement; the risk that a condition to closing of the Transactions may not be satisfied, that either party may terminate the Extraction merger agreement or the Crestone Peak merger agreement or that the closing of the Transactions might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Bonanza Creek, Extraction and Crestone Peak; the effects of the business combination on Bonanza Creek, Extraction and Crestone Peak, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Transactions; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transactions. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional information concerning other risk factors is also contained in Bonanza Creek’s and Extraction’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

Date: October 29, 2021	By:	/s/ Eric Christ
	Name:	Eric Christ
	Title:	Vice President, General Counsel and Corporate Secretary